Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of May 31, 2017 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Credit Score Range” table, which reflects receivables balances as of May 31, 2017, and the composition of accounts by FICO® credit score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Lowe’s	$2,458,317,926	19.6%	1,895,902	11.9%
JCPenney	2,395,759,055	19.1%	4,422,612	27.8%
Sam’s Club Dual Card	1,599,889,560	12.8%	1,285,957	8.1%
Wal-Mart (1)	1,583,453,070	12.7%	1,271,303	8.0%
Sam’s Club(1)	1,307,215,676	10.4%	1,841,531	11.6%
Gap Family Dual Card(2)	1,304,453,151	10.4%	1,302,929	8.2%
Belk	804,736,123	6.4%	1,523,219	9.6%
Gap(3)	452,110,678	3.6%	1,268,574	8.0%
Chevron	234,841,077	1.9%	844,681	5.3%
JCPenney Dual Card	116,062,810	0.9%	83,123	0.5%
Other	256,596,208	2.1%	193,204	1.2%
Total	$12,513,435,334	100.0%	15,933,035	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(14,616,753)	-0.1%	246,593	1.5%
No Balance	-	0.0%	5,913,180	37.1%
$0.01-$500.00	808,769,064	6.5%	5,058,159	31.7%
$500.01-$1,000.00	880,668,296	7.0%	1,214,105	7.6%
$1,000.01-$2,000.00	1,930,632,118	15.4%	1,327,049	8.3%
$2,000.01-$3,000.00	1,930,655,781	15.4%	784,677	4.9%
$3,000.01-$4,000.00	1,702,428,270	13.6%	491,095	3.1%
$4,000.01-$5,000.00	1,596,548,881	12.8%	355,123	2.2%
$5,000.01-$6,000.00	1,250,246,468	10.0%	228,449	1.4%
$6,000.01-$7,000.00	832,512,265	6.7%	128,797	0.8%
$7,000.01-$8,000.00	613,822,173	4.9%	82,249	0.5%
$8,000.01-$9,000.00	429,142,794	3.4%	50,707	0.3%
$9,000.01-$10,000.00	312,051,497	2.5%	32,958	0.2%
$10,000.01-$15,000.00	200,449,657	1.6%	17,814	0.1%
$15,000.01-$20,000.00	24,867,124	0.2%	1,490	0.0%
$20,000.01 or more	$15,257,701	0.1%	590	0.0%
Total	$12,513,435,334	100.0%	15,933,035	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$81,537,810	0.7%	755,722	4.7%
$500.01-$1,000.00	199,531,408	1.6%	899,772	5.6%
$1,000.01-$2,000.00	807,343,197	6.5%	3,334,776	20.9%
$2,000.01-$3,000.00	1,167,256,931	9.3%	2,790,883	17.5%
$3,000.01-$4,000.00	1,188,588,695	9.5%	1,730,252	10.9%
$4,000.01-$5,000.00	1,618,202,974	12.9%	1,596,795	10.0%
$5,000.01-$6,000.00	1,664,004,105	13.3%	1,264,125	7.9%
$6,000.01-$7,000.00	1,159,257,554	9.3%	790,866	5.0%
$7,000.01-$8,000.00	1,225,836,698	9.8%	831,495	5.2%
$8,000.01-$9,000.00	859,495,335	6.9%	465,492	2.9%
$9,000.01-$10,000.00	1,790,557,115	14.3%	1,091,398	6.8%
$10,000.01 or more	751,823,513	6.0%	381,459	2.4%
Total	$12,513,435,334	100.0%	15,933,035	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	-	0.0%	-	0.0%
Over 24 Months to 36 Months	-	0.0%	-	0.0%
Over 36 Months to 48 Months	-	0.0%	-	0.0%
Over 48 Months to 60 Months	427,058,696	3.4%	509,823	3.2%
Over 60 Months to 72 Months	950,010,615	7.6%	1,073,889	6.7%
Over 72 Months to 84 Months	922,119,587	7.4%	1,086,356	6.8%
Over 84 Months to 96 Months	1,047,342,912	8.4%	1,146,098	7.2%
Over 96 Months to 108 Months	1,039,817,184	8.3%	1,097,601	6.9%
Over 108 Months to 120 Months	1,286,676,628	10.3%	1,307,966	8.2%
Over 120 Months	6,840,409,711	54.7%	9,711,302	61.0%
Total	$12,513,435,334	100.0%	15,933,035	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of May 31, 2017 for each of the retailers included in the trust portfolio.

Composition by Billing Address

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,211,717,447	9.7%	1,397,935	8.8%
California	930,823,022	7.4%	1,464,134	9.2%
Florida	789,922,717	6.3%	1,024,006	6.4%
North Carolina	712,891,817	5.7%	891,911	5.6%
New York	590,894,639	4.7%	807,231	5.1%
Other	8,277,185,692	66.1%	10,347,818	64.9%
Total	$12,513,435,334	100.0%	15,933,035	100.0%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$11,808,115,668	94.4%	15,550,616	97.6%
1 – 29 Days	359,484,620	2.9%	238,714	1.5%
30 – 59 Days	104,121,473	0.8%	52,290	0.3%
60 – 89 Days	71,451,869	0.6%	29,761	0.2%
90 – 119 Days	65,778,922	0.5%	24,569	0.2%
120 – 149 Days	57,356,999	0.5%	20,702	0.1%
150 or More Days	47,125,784	0.4%	16,383	0.1%
Total	$12,513,435,334	100.0%	15,933,035	100.0%

The following table reflects receivables as of May 31, 2017, and the composition of accounts by FICO® credit score as most recently refreshed:

Composition by FICO® Credit Score Range

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$731,218,115	5.8%
600 to 659	2,145,663,932	17.1%
660 to 719	4,881,382,679	39.0%
720 and above	4,687,109,843	37.5%
No Score	68,060,766	0.5%
Total	$12,513,435,334	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.

Collateral For the Notes

The following information regarding the trust portfolio is as of May 31, 2017:

•	total transferred receivables: $12,513,435,334
•	principal receivables: $12,080,796,324
•	finance charge receivables: $432,639,010
•	total number of accounts designated to the trust portfolio: 15,933,035

As of May 31, 2016:

•	The accounts designated for the trust portfolio had an average total receivable balance of approximately $785 and an average credit limit of approximately $4,126.
•	For accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was 19.0%.
•	The average age of the accounts designated for the trust portfolio was approximately 153 months.

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns and fraudulent charges. For the twelve months ended May 31, 2017, the average monthly balance reduction rate for the approved portfolio of accounts attributable to such returns and fraud was 0.85%.

Payment Rates

The following Cardholder Monthly Payment Rates table sets forth the highest and lowest cardholder monthly payment rates on the credit card accounts in the trust portfolio during any Monthly Period in the Securitization Reporting Years or portion thereof, as applicable, shown, in each case calculated as a percentage of the Principal Receivables Outstanding as of the first day of each Monthly Period during the Securitization Reporting Years or portion thereof, as applicable, shown. Payment rates shown in the table are based on amounts that would be deemed payments of principal receivables with respect to the accounts. For purposes of these calculations, Principal Receivables Outstanding are principal receivables included in the trust portfolio in the period indicated. Each Securitization Reporting Year is the period of twelve Monthly Periods ending on December 21st of the related calendar year.

The Payment Status table in this section shows the average for all billing cycles in the period indicated of the payments made on the receivables that fall within each of the following categories: (1) less than minimum payment, (2) minimum payment, (3) greater than minimum payment, but less than full payment and (4) full payment or greater than full payment. For any billing cycle, the percentage of payments in each category is calculated by dividing the number of accounts with payments in that category by the total amount of all accounts that were required to make payments on the receivables.

Although we have provided historical data concerning the payment rates on the receivables and the percentage of the receivables falling in each payment category, because of the factors described in the Prospectus under “Risk Factors,” we cannot provide you with any assurance that the levels and timing of payments on receivables in the trust portfolio from time to time will be similar to the historical experience described in the following tables for the trust portfolio or that deposits into the principal accumulation account will equal the applicable controlled accumulation amount. The trust may shorten the controlled accumulation period and, in that event, we cannot provide any assurance that there will be sufficient time to accumulate all amounts necessary to pay the outstanding principal amount of the Series 2017-1 notes on the expected principal payment date.

Cardholder Monthly Payment Rates

	Five Months Ended May 31,	Securitization Reporting Year
	2017	2016	2015	2014	2013	2012
Lowest Month	12.97%	12.90%	12.34%	12.43%	12.60%	13.01%
Highest Month	14.32%	14.47%	14.11%	13.69%	13.99%	15.40%
Monthly Average	13.87%	13.65%	13.28%	13.05%	13.36%	14.26%

Payment Status

	Percentage of Accounts
	Five Billing Cycles Ended in May 2017	Twelve Billing Cycles Ended in December 2016	Twelve Billing Cycles Ended in December 2015	Twelve Billing Cycles Ended in December 2014	Twelve Billing Cycles Ended in December 2013	Twelve Billing Cycles Ended in December 2012
Less than Minimum Payment	8.2%	8.47%	8.81%	9.82%	10.50%	10.70%
Minimum Payment	15.5%	16.07%	16.55%	16.76%	16.85%	15.96%
Greater than Minimum Payment, Less than Full Payment	39.4%	39.45%	40.25%	41.00%	41.09%	42.38%
Full Payment or Greater than Full Payment	36.9%	36.02%	34.39%	32.42%	31.56%	30.95%

We cannot assure you that the cardholder monthly payment rates or the payment experience for the trust portfolio in the future will be similar to the historical experience set forth in the tables above. In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions, payment habits of individual cardholders and changes in minimum payment formulas.